Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,320.10
Total Transaction Valuation	24,041,292.90
Total Offset Amount	0.00
Net Fee	$ 3,320.10